Exhibit 10.2

WARRANT PURCHASE AGREEMENT

This WARRANT PURCHASE AGREEMENT (this “Agreement”), dated as of June 21, 2022, is entered into by and among ProFrac Holding Corp., a Delaware corporation (“Buyer”), and the holders of Warrants (as defined below) set forth on the signature pages hereto (each, a “Seller,” and, collectively, the “Sellers”). Buyer and the Sellers are referred to herein individually, as a “Party,” and collectively, as the “Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, (a) Buyer has entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended from time to time, the “Merger Agreement”), with U.S. Well Services, Inc., a Delaware corporation (the “Company”), and Thunderclap Merger Sub I, Inc., a Delaware corporation and an indirect subsidiary of Buyer (“Merger Sub Inc.”), pursuant to which the parties thereto intend to effect a series of transactions, including, among other things, the acquisition of the Company by Buyer through a merger involving the Company and Merger Sub Inc. as constituent entities (the “Merger”);

WHEREAS, each of the Sellers owns warrants (each, a “Warrant,” and, collectively, the “Warrants”) to purchase shares of Class A Common Stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), which were issued pursuant to (a) that certain Warrant Agreement, dated as of February 28, 2022 (the “February Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”) or (b) that certain Warrant Agreement, dated as of March 1, 2022 (the “March Warrant Agreement” and, together with the February Warrant Agreement, the “Warrant Agreements”), by and between the Company and the Warrant Agent;

WHEREAS, under the terms of the respective Warrant Agreements and Warrants, each Warrant is exercisable into the number of shares of Class A Common Stock stated in such Warrant (a “Warrant Entitlement”) at an exercise price of $1.10 per share (the aggregate number of shares underlying Warrant Entitlements of the Warrants held by each Seller, as set forth opposite such Seller’s name on Exhibit A hereto under the heading entitled “Warrant Amount,” a “Warrant Amount”); and

WHEREAS, in connection with and conditioned upon the consummation of the closing of the Merger (the “Merger Agreement Closing”), Buyer wishes to purchase the Warrants held by each Seller, and such Seller desires to sell such Warrants to Buyer, on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

PURCHASE AND SALE; CLOSING

Section 1.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined below), Buyer shall purchase the Warrants from the Sellers, and the Sellers shall sell, transfer and deliver the Warrants to Buyer, free and clear of any mortgage, pledge, lien, charge, security interest, claim, community property interest, option, equitable interest, restriction of any kind (including any restriction on use, voting, transfer, receipt of income, or exercise of any other ownership attribute), or other encumbrance (each, an “Encumbrance”).

Section 1.02 Purchase Price. The aggregate purchase price for the Warrants shall be $2,639,999.82 (the “Purchase Price”). At the Closing, Buyer shall deliver to each Seller an amount in cash equal to (a) $0.176, multiplied by (b) the Warrant Amount of such Seller, by wire transfer of immediately available funds to an account specified in written instructions delivered by such Seller to Buyer on or prior to the second Business Day prior to the Closing Date (defined below).

Section 1.03 Conditions to Closing; Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on the date upon which the Merger Agreement Closing occurs (the “Closing Date”), remotely by electronic exchange of documents and signatures. The consummation of the transactions contemplated by this Agreement shall be (a) conditioned upon the consummation of the Merger and (b) deemed to occur as of immediately prior to the Effective Time.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLERS

Each Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct.

Section 2.01 Authority. Such Seller, if an entity, has full corporate or similar power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. Such Seller, if a natural person, has the requisite legal capacity to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Seller of this Agreement, the performance by such Seller of its obligations hereunder, and the consummation by such Seller of the transactions contemplated hereby have been duly authorized by all requisite corporate or similar action on the part of such Seller, if such Seller is an entity. This Agreement has been duly executed and delivered by such Seller and (assuming due authorization, execution and delivery by each other Seller and Buyer) constitutes the valid and legally binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except (a) as may be limited by applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) as may be limited by the effect of rules of law governing the availability of equitable remedies (collectively, the “Enforceability Exceptions”).

Section 2.02 No Conflicts or Consents. The execution, delivery and performance by such Seller of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of the partnership agreement, certificate of incorporation, by-laws, or other governing documents of such Seller or the Company; (b) violate or conflict with any provision of any applicable Law of any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any arbitrator, court, or tribunal of competent jurisdiction (each, a “Governmental Authority”) or any order, writ, judgment, injunction, decree, determination, penalty, or award (“Governmental Order”) entered by or with any Governmental Authority applicable to such Seller; (c) require the consent, notice, or filing with or other action by any Person or require any permit, license, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any Person the right to accelerate, terminate, or modify any contract, lease, deed, mortgage, license, instrument, note, indenture, joint venture, or any other agreement, commitment, or legally binding arrangement, whether written or oral, to which such Seller is a party or by which such Seller is bound; or (e) result in the creation or imposition of any Encumbrance on the Warrants.

Section 2.03 Title. Such Seller owns good and marketable title to the Warrants, free and clear of any Encumbrances.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to each Seller that the statements contained in this ARTICLE III are true and correct.

Section 3.01 Authority of Buyer. Buyer has full corporate power and authority to enter into this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and (assuming due authorization, execution and delivery by each Seller) constitutes the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the Enforceability Exceptions.

Section 3.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (b) require the consent, notice, declaration, or filing with or other action by any Person or require any permit, license, or Governmental Order.

Section 3.03 Investment Purpose. Buyer is acquiring the Warrants solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof or any other security related thereto within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Buyer acknowledges that the Sellers have not registered the offer and sale of the Warrants under the Securities Act or any state securities laws, and that the Warrants may not be pledged, transferred, sold, offered for sale, hypothecated, or otherwise disposed of except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

Section 3.04 Accredited Investor. Buyer is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act. Buyer is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrants. Buyer can properly evaluate the merits and risks of an investment in the Warrants and can protect its own interests in this regard, whether by reason of its own business and financial expertise or the business and financial expertise of certain professional advisors unaffiliated with the Company with whom Buyer has consulted.

Section 3.05 Availability of Funds. Buyer has available funds to pay the Purchase Price in full at the Closing in accordance with this Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Notices. All notices, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date of sent email if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid, if sent to the respective addresses of the Parties set forth on Exhibit A hereto (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 4.01):

Section 4.02 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 4.03 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 4.04 Entire Agreement. This Agreement, together with the Merger Agreement, constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 4.05 Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign its rights or obligations hereunder without the prior written consent of the other Parties. Notwithstanding the foregoing, Buyer may assign its rights and/or obligations hereunder to any of its subsidiaries without the prior written consent of any other Party. No assignment shall relieve the assigning Party of any of its obligations under this Agreement. Any assignment contrary to the provisions of this Section 4.05 shall be null and void. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties hereto and their respective successors and permitted assigns any legal or equitable right, benefit, or remedy of any nature under or by reason of this Agreement.

Section 4.06 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions of this Agreement shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 4.07 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, and all Claims (whether based on contract, tort, or statute) arising out of or relating to, or in connection with this Agreement or the actions of any of the Parties in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

(b) Each of the Parties irrevocably agrees that any Claim with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the aggrieved party or its successors or assigns shall be brought and determined exclusively in the Court of Chancery of the State of Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Claim, in the United States District Court for the District of Delaware. Each of the Parties agrees that service of process or other papers in connection with any such Claim in the manner provided for notices in Section 4.01 or in such other manner as may be permitted by applicable Law, will be valid and sufficient service thereof. Each of the Parties hereby irrevocably submits with regard to any such Claim for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Claim with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 4.07; (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment, or otherwise); and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) the suit, action, or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A CLAIM; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.07(C).

Section 4.08 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed as of the date first written above.

BUYER:

PROFRAC HOLDING CORP.

By:
Name:	Matthew D. Wilks
Title:	Executive Chairman

SELLERS:

By:
Name:
Title:

SIGNATURE PAGE TO WARRANT PURCHASE AGREEMENT

EXHIBIT A

Name	Address	Number of Warrants Owned as of the date of this Agreement	Governing Warrant Agreement